Exhibit 99.1

Chimera Investment Corporation Reports Net Income for 2014 of $589 Million or $0.57 Per Share, Core Earnings of $402 Million or $0.39 Per Share And GAAP Book Value of $3.51 Per Share.

NEW YORK--(BUSINESS WIRE)--March 2, 2015--Chimera Investment Corporation (NYSE:CIM) today announced its financial results for the yearend and fourth quarter 2014 as follows:

2014 Annual Financial Highlights

  Average earning assets grew to $10.0 billion from $5.8 billion in 2013 based on amortized cost
  Net Income of $589 million as compared to $363 million in 2013
  GAAP book value of $3.51 per share, an increase of 8% from 2013
  Economic book value of $3.18 per share, an increase of 13% from 2013
  Annual return on average equity was 17%, up from 11% in 2013
  Core earnings of $0.39 per share, up from $0.34 per share for 2013(1)

4th Quarter 2014 Financial Highlights

  GAAP book value of $3.51 per share, from $3.50 per share for the 3rd quarter of 2014
  Economic book value of $3.18 per share, up from $3.15 per share for the 3rd quarter of 2014
  Core earnings of $0.12 per share, up from $0.11 per share in the 3rd quarter of 2014(1)
  Net interest income of $177 million, up from $151 million in the 3rd quarter of 2014

The Company reported GAAP net income for the quarter ended December 31, 2014 of $6 million or $0.01 per average share as compared to net income for the quarter ended December 31, 2013 of $72 million or $0.07 per average share.

The Company declared a common stock dividend of $0.09 per share for the quarter ended December 31, 2014. The annualized dividend yield on the Company’s common stock for the quarter ended December 31, 2014 was 11%.

Leverage was 3.8:1 and recourse leverage was 2.6:1 at December 31, 2014.

(1) Core earnings is a non-GAAP measure and is defined as GAAP net income excluding unrealized gains on the aggregate portfolio, impairment losses, realized gains on sales of investments, gain on deconsolidation, extinguishment of debt and certain other non-recurring gains or losses. Core earnings includes interest income and expense as well as realized gains or losses on derivatives used to hedge interest rate risk. Core earnings is provided for purposes of comparability to other peer issuers, but has important limitations. Therefore, core earnings should not be viewed in isolation and is not a substitute for net income or net income per basic share computed in accordance with GAAP.

Other Information

Chimera Investment Corporation invests in residential mortgage loans, residential mortgage-backed securities, real estate-related securities and various other asset classes. The Company’s principal business objective is to generate income from the spread between yields on its investments and its cost of borrowing and hedging activities. The Company is a Maryland corporation that has elected to be taxed as a real estate investment trust (“REIT”).

Conference Call

The Company will hold the 2014 earnings conference call on Tuesday, March 3, 2015, at 10:00 a.m. EST. The number to call is 888-317-6003 for domestic calls and 412-317-6061 for international calls and the pass code is 2020295. The replay number is 877-344-7529 for domestic calls and 412-317-0088 for international calls and the pass code is 10060578. The replay is available for one week after the earnings call. There will be a web cast of the call on www.chimerareit.com. If you would like to be added to the email distribution list, please visit www.chimerareit.com, click on Email Alerts, complete the email notification form and click the Submit button. For further information, please contact Investor Relations at 1-866-315-9930 or visit www.chimerareit.com.

This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, our business and investment strategy; our projected financial and operating results; our ability to maintain existing financing arrangements, obtain future financing arrangements and the terms of such arrangements; general volatility of the securities markets in which we invest; the implementation, timing and impact of, and changes to, various government programs, our expected investments; changes in the value of our investments; interest rate mismatches between our investments and our borrowings used to fund such purchases; changes in interest rates and mortgage prepayment rates; effects of interest rate caps on our adjustable-rate investments; rates of default or decreased recovery rates on our investments; prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; the degree to which our hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; availability of investment opportunities in real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; market trends in our industry, interest rates, the debt securities markets or the general economy; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; and our ability to maintain our qualification as a REIT for federal income tax purposes. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim all obligations, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

CHIMERA INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollars in thousands, except share and per share data)

	For the Year Ended
Net Interest Income:	December 31, 2014	December 31, 2013	December 31, 2012
Interest income (1)	$687,795	$511,783	$589,440
Interest expense (2)	147,785	101,999	126,558
Net interest income	540,010	409,784	462,882

Other-than-temporary impairments:
Total other-than-temporary impairment losses	(8,713)	(4,356)	(47,632)
Portion of loss recognized in other comprehensive income	(55,279)	(40,811)	(84,618)
Net other-than-temporary credit impairment losses	(63,992)	(45,167)	(132,250)

Other investment gains (losses):
Net unrealized gains (losses) on derivatives	(103,496)	34,369	(9,473)
Net realized gains (losses) on derivatives	(82,852)	(7,713)	(20,223)
Net gains (losses) on derivatives	(186,348)	26,656	(29,696)
Net unrealized gains (losses) on financial instruments at fair value	193,534	(44,277)	833
Net realized gains (losses) on sales of investments	91,709	68,107	85,166
Gain of deconsolidation	47,846	-	-
Loss on Extinguishment of Debt	(2,184)	-	-
Realized losses on principal write-downs of Non-Agency RMBS	-	(18,316)	-
Total other gains (losses)	144,557	32,170	56,303

Other expenses:
Management fees	32,514	25,952	49,525
Expense recoveries from Manager	(8,936)	(6,788)	(4,712)
Net management fees	23,578	19,164	44,813
Provision for loan losses, net	(232)	(1,799)	368
General and administrative expenses	31,805	16,734	13,986
Other (income) expense	(23,783)	-	-
Total other expenses	31,368	34,099	59,167
Income before income taxes	589,207	362,688	327,768
Income taxes	2	2	1
Net income	$589,205	$362,686	$327,767

Net income per share available to common shareholders:
Basic	$0.57	$0.35	$0.32
Diluted	$0.57	$0.35	$0.32

Weighted average number of common shares outstanding:
Basic	1,027,250,475	1,027,094,379	1,026,831,033
Diluted	1,027,543,847	1,027,570,343	1,027,499,255

Dividends declared per share of common stock	$0.36	$0.56	$0.38

Comprehensive income:
Net income	$589,205	$362,686	$327,767
Other comprehensive income:
Unrealized gains (losses) on available-for-sale securities, net	134,113	23,807	509,399
Reclassification adjustment for net losses included in net income for other-than- temporary credit impairment losses	63,992	45,167	132,250
Reclassification adjustment for net realized losses (gains) included in net income	(94,382)	(68,107)	(85,166)
Reclassification adjustment for gain on deconsolidation included in net income	(47,846)	-	-
Other comprehensive income	55,877	867	556,483
Comprehensive income	$645,082	$363,553	$884,250
(1) Includes interest income of consolidated VIEs of $428,992, $371,559 and $417,351 for the years ended December 31, 2014, 2013 and 2012 respectively. See Note 8 for further discussion.
(2) Includes interest expense of consolidated VIEs of $119,103, $95,229 and $115,880 for the years ended December 31, 2014, 2013 and 2012 respectively. See Note 8 for further discussion.

The following table provides a summary of quarterly results for 2013 and 2014.

	For the Quarter Ended
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
	(dollars in thousands, except per share data)
Net Interest Income:
Interest income	$242,455	$190,355	$134,318	$120,667
Interest expense	65,794	38,886	20,680	22,425
Net interest income	176,661	151,469	113,638	98,242
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(3,774)	(726)	(3,813)	(400)
Portion of loss recognized in other comprehensive income	(51,347)	(1,264)	(1,534)	(1,134)
Net other-than-temporary credit impairment losses	(55,121)	(1,990)	(5,347)	(1,534)
Net gains (losses) on derivatives	(125,936)	(10,177)	(42,289)	(7,946)
Net unrealized gains (losses) on financial instruments at fair value	9,812	162,921	5,791	15,010
Gain of deconsolidation	-	-	47,846	-
Loss on Extinguishment of Debt	-	-	-	(2,184)
Net realized gains (losses) on sales of investments	23,564	64,107	(4,339)	8,377
Total other expenses	22,494	(11,250)	10,531	9,595
Net income	$6,486	$377,580	$104,769	$100,368
Net income per share-basic and diluted	$0.01	$0.37	$0.10	$0.10

	For the Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
	(dollars in thousands, except per share data)
Net Interest Income:
Interest income	$128,062	$130,361	$127,565	$125,795
Interest expense	21,485	25,074	26,611	28,829
Net interest income	106,577	105,287	100,954	96,966
Other-than-temporary impairments:
Total other-than-temporary impairment losses	(2,147)	(2,209)	-	-
Portion of loss recognized in other comprehensive income	(20,402)	(14,246)	-	(6,163)
Net other-than-temporary credit impairment losses	(22,549)	(16,455)	-	(6,163)
Net gains (losses) on derivatives	22,361	(3,364)	7,787	(128)
Net unrealized gains (losses) on financial instruments at fair value	(2,416)	(27,874)	(12,974)	(1,013)
Net realized gains (losses) on sales of investments	(4,832)	18,816	54,117	6
Realized losses on principal write-downs of Non-Agency RMBS	(18,316)	-	-	-
Total other expenses	8,514	9,043	6,677	9,867
Net income	$72,311	$67,367	$143,207	$79,801
Net income per share-basic and diluted	$0.07	$0.07	$0.14	$0.08

The following tables provide a reconciliation of core earnings for the years ended 2014, 2013 and 2012.

	For the Year Ended
	December 31, 2014	December 31, 2013	December 31, 2012
	(dollars in thousands, except per share data)
GAAP Net income	$589,205	$362,686	$327,767
Adjustments:
Net other-than-temporary credit impairment losses	63,992	45,167	132,250
Net unrealized (gains) losses on derivatives	103,496	(34,369)	9,473
Net unrealized gains (losses) on financial instruments at fair value	(193,534)	44,277	(833)
Net realized gains (losses) on sales of investments	(91,709)	(68,107)	(85,166)
Total other (gains) losses	(69,445)	-	-
Core Earnings	$402,005	$349,654	$383,491

GAAP net income per basic common share	$0.57	$0.35	$0.32
Core earnings per basic common share	$0.39	$0.34	$0.37

The following tables provide a summary of the Company’s RMBS portfolio at December 31, 2014 and 2013.

	December 31, 2014
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency Mortgage-Backed Securities
Senior	$344,951	$55.09	$79.63	4.3%	15.9%
Senior, interest only	$5,178,737	$4.35	$3.97	1.6%	14.4%
Subordinated	$690,599	$50.18	$65.79	3.1%	10.6%
Subordinated, interest only	$216,403	$4.43	$3.14	0.9%	9.2%
RMBS transferred to consolidated VIEs	$3,133,611	$53.51	$80.03	4.5%	17.4%
Agency Mortgage-Backed Securities
Pass-through	$7,774,266	$104.96	$106.19	4.0%	3.2%
Interest-only	$3,884,523	$4.89	$4.79	0.9%	3.1%
Securitized loans	$5,241,100	$99.13	$101.74	6.6%	6.3%
(1) Bond Equivalent Yield at period end. Weighted Average Yield is calculated using each investment's respective amortized cost.

	December 31, 2013
	Principal or Notional Value at Period-End (dollars in thousands)	Weighted Average Amortized Cost Basis	Weighted Average Fair Value	Weighted Average Coupon	Weighted Average Yield at Period-End (1)
Non-Agency Mortgage-Backed Securities
Senior	$128,217	$69.27	$69.95	1.4%	5.9%
Senior, interest only	$5,742,781	$4.93	$3.99	1.4%	17.2%
Subordinated	$830,632	$40.96	$55.09	2.9%	13.5%
Subordinated, interest only	$274,462	$5.34	$6.04	1.7%	9.0%
RMBS transferred to consolidated VIEs	$3,912,376	$54.17	$77.82	4.7%	15.8%
Agency Mortgage-Backed Securities
Pass-through	$1,898,131	$104.52	$105.24	3.6%	3.3%
Interest-only	$247,344	$17.69	$16.76	3.2%	5.3%
Securitized loans	$776,074	$102.12	$98.26	4.7%	3.5%
(1) Bond Equivalent Yield at period end. Weighted Average Yield is calculated using each investment's respective amortized cost.

The following table summarizes certain characteristics of our non-agency portfolio at December 31, 2014 and December 31, 2013.

	December 31, 2014		December 31, 2013
Weighted average maturity (years)		22.5		24.1
Weighted average amortized loan to value (1)		67.5%		69.4%
Weighted average FICO (2)		679		710
Weighted average loan balance (in thousands)		$ 332		$ 385
Weighted average percentage owner occupied		83.0%		84.0%
Weighted average percentage single family residence		65.5%		65.4%
Weighted average current credit enhancement		1.7%		1.6%
Weighted average geographic concentration of top five states	CA	31.7%	CA	33.4%
	FL	8.4%	FL	9.1%
	NY	7.8%	NY	7.1%
	NJ	2.9%	NJ	3.0%
	MD	2.7%	MD	2.7%
(1) Value represents appraised value of the collateral at the time of loan origination.
(2) FICO as determined at the time of loan origination.

At December 31, 2014 and 2013, the repurchase agreements collateralized by RMBS had the following remaining maturities.

	December 31, 2014	December 31, 2013
	(dollars in thousands)
Overnight	$-	$-
1-29 days	2,652,717	644,332
30 to 59 days	1,371,856	606,945
60 to 89 days	656,915	-
90 to 119 days	2,068,740	129,049
Greater than or equal to 120 days	1,705,153	278,235
Total	$8,455,381	$1,658,561

The table below shows our average earning assets held, interest earned on assets, yield on average interest earning assets, average debt balance, economic interest expense, economic average cost of funds, economic net interest income, and net interest rate spread for the periods presented.

	For the Year Ended
	December 31, 2014			December 31, 2013
	(dollars in thousands)
	Average Balance	Interest	Average Yield/Cost	Average Balance	Interest	Average Yield/Cost
Assets:
Interest-earning assets (1):
Agency RMBS	$5,222,882	$180,206	3.5%	$1,885,809	$69,433	3.7%
Non-Agency RMBS	801,547	78,577	9.8%	662,790	70,753	10.7%
Non-Agency RMBS transferred to consolidated VIEs	1,867,986	295,475	15.8%	2,262,889	337,645	14.9%
Jumbo Prime securitized residential mortgage loans held for investment	720,965	30,010	4.2%	994,103	33,914	3.4%
Seasoned sub-prime securitized residential mortgage loans held for investment	1,419,155	103,505	7.3%	-	-	-
Total	$10,032,535	$687,773	6.9%	$5,805,591	$511,745	8.8%

Liabilities and stockholders' equity:
Interest-bearing liabilities:
Agency repurchase agreements (2)	$4,749,283	$71,569	1.5%	$1,534,885	$28,559	1.9%
Non-Agency repurchase agreements	444,599	9,634	2.2%	-	-	-
Securitized debt, collateralized by Non-Agency RMBS	799,473	53,367	6.7%	1,129,342	67,870	6.0%
Securitized debt, collateralized by jumbo prime residential mortgage loans	720,965	21,602	3.0%	863,485	27,359	3.2%
Securitized debt, collateralized by seasoned sub-prime residential mortgage loans	1,174,682	44,134	3.8%	-	-	-
Total	$7,889,003	$200,307	2.5%	$3,527,712	$123,788	3.5%

Net economic interest income/net interest rate spread		$487,467	4.4%		$387,957	5.3%

Net interest-earning assets/net interest margin	$2,143,532		4.9%	$2,277,879		6.7%

Ratio of interest-earning assets to interest bearing liabilities	1.27			1.65
(1) Interest-earning assets at amortized cost
(2) Interest includes cash paid on swaps

CONTACT:
Investor Relations
1-866-315-9930